UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 13, 2013

(Date of Report – date of earliest event reported)

EQUAL ENERGY LTD.

(Exact Name of Registrant as Specified in Its Charter)

Oklahoma City, Ok	001-34759	98-0533758
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4801 Gaillardia Pkwy, Ste 325		73142
(Address of Principal Executive Offices)		(Zip Code)

(405) 242-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 14, 2013, Dan Botterill provided notice to Equal Energy Ltd. (the “Company”), of his intention to not stand for reelection as a director at the 2013 Annual Meeting of Shareholders and his decision to step down from his position, as Chairman of the board, effective May 13, 2013.

The Board named Michael Doyle as the new Chairman of the Board effective May 13, 2013. Mr. Doyle has been member of the board since December 2007 and is Chief Executive and a principal in CanPetro International Ltd., a private company active in oil and gas production and other investments within Canada and internationally.

On February 14, 2013, Peter Carpenter provided notice to the Company of his intention to not stand for reelection as a director at the 2013 Annual Meeting of Shareholders and his decision to step down from his position, as Chairman of reserves and HSE committee, effective May 13, 2013.

The Board named Kyle Travis as the new Chairman of reserves and HSE committee effective May 13, 2013. Mr. Travis is a new board member and is President of Patriot Resources, LLC. with a 34 years of diversified experience in the oil and gas industry.

On March 13, 2013, Roger Giovanetto provided notice to the Company, of his intention to not stand for reelection as a director at the 2013 Annual Meeting of Shareholders and his decision to step down from his position as Chairman of the compensation committee, effective May 13, 2013.

The Board named Vick Dusik as the new Chairman of the compensation committee effective May 13, 2013. Mr. Dusik has been member of the board since February 2008 and is Managing Director of Imro Capital Corp., a capital provider to the renewable energy sector.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 13, 2013, the Company’s shareholders rejected the amendment and restatement to the Company’s By-Law No. 1, General By-Law (the “Amendment”), which had added certain advance-notice provision to the Company’s by-laws, effective January 24, 2013.

Effective May 13, 2013, following provisions added under the Amendment were removed from Division 4 of the Company’s by-laws:

(a)	Nominations of persons for election as directors of Equal at any meeting of shareholders may only be made: (a) by or at the direction of the board of directors of Equal, (b) by or at the direction or request of one or more shareholders pursuant to a proposal submitted to Equal in accordance with applicable law or a requisition of meeting submitted to the directors in accordance with applicable law, or (c) by any person who, at the close of business on the date of the giving of the applicable notice and on the record date for determining shareholders entitled to vote at such meeting, is a registered holder or beneficial owner of shares that are entitled to be voted at such meeting and complies with the notice and other procedures set forth in Division 4 of the Amendment;

(b)	Subject to certain exception, any nomination to the board of directors must be in the proper written form and delivered in the manner required by the Amendment and must be received by Equal no less than 30 days and no more than 65 days prior to the annual meeting of shareholders. In the case of a special meeting of shareholders that is not also an annual meeting, nominations must be received no later than 15 days after the announcement of the special meeting; and

(c)	Notwithstanding anything to the contrary, if the management information circular for an annual meeting of shareholders nominates fewer than the number of directors to be elected at the meeting, a nominating shareholder’s notice required by the Amendment will also be considered timely, but only regarding nominees for the additional directorships that are to be filled by election at such annual meeting, if it is received by the Corporate Secretary of Equal not later than the close of business on the 15th day following the date on which such management information circular was first mailed to the shareholders by Equal.

In addition, pursuant to the Amendment, the minimum quorum requirement for shareholder meetings was revised to require that the minimum quorum for shareholder meetings be, unless otherwise required by law, at least two shareholders holding shares representing not less than 25% of the shares entitled to be voted at the meeting. Prior to the Amendment and effective May 13, 2013, the minimum quorum for such meetings consist of two shareholders holding not less than 5% of the shares entitled to be voted at the meeting.

A copy of the Company’s General By-Laws is attached hereto as Exhibit 3.2.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 13, 2013, the Company held its Annual Meeting of Shareholders in Calgary, Canada. The following matters were submitted to a vote of shareholders and voting results were as follows:

(1)	Setting Number of Directors to be Elected at Seven: The proposal to set number of directors to be elected at seven was approved, by the following vote:

Votes For	Votes Against	Abstain
17,013,878	6,763,749	114,540

(2)	Election of Directors: The seven director nominees named in the Company’s proxy statement were elected for a one-year term expiring in 2014 or until their successors are duly elected and qualified, by the following vote:

Director Nominee	Votes For	Withheld	Abstain	Broker Non-Votes
Lee Canaan	10,431,314	4,661,578	0	8,799,275
Michael Coffman	10,433,204	4,641,688	0	8,817,275
Michael Doyle	7,325,897	6,233,520	1,515,475	8,817,275
Victor Dusik	7,394,985	6,164,432	1,515,475	8,817,275
Don Klapko	6,884,143	6,675,274	1,515,475	8,817,275
Robert Wilkinson	7,389,084	6,170,333	1,515,475	8,817,275
Kyle Travis	10,416,945	4,657,947	0	8,817,275

(3)	Advisory Vote to Approve Compensation of Named Executive Officers: The Company’s shareholders rejected, on a non-binding advisory basis, the 2013 compensation of the Company’s named executive officers, as described in the Company’s 2013 proxy statement, by the following vote:

Votes For	Votes Against	Broker Non-Votes
6,600,756	8,474,135	8,817,276

(4)	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation: The Company’s shareholders recommended, on a non-binding advisory basis, to hold an advisory vote on executive compensation on an annual basis, by the votes set forth in the table below:

1 Year	2 Years	3 Years	Broker Non-Votes
10,795,642	156,668	3,887,227	9,052,630

Based on these results, the Company’s Board of Directors has decided to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis, until the next advisory vote on the frequency of stockholder votes on executive compensation.

(5)	Appointment of Independent Registered Public Accounting Firm: KPMG LLP was ratified as the auditors of the Company’s financial statements for fiscal year 2013, by the following vote:

Votes For	Votes Against	Broker Non-Votes
19,767,846	4,102,775	21,546

(6)	Amended and Restated By-Law No. 1: The Company’s shareholders rejected amended and restated by-law No. 1, by the following votes:

Votes For	Votes Against	Broker Non-Votes
6,657,469	8,417,422	8,817,276

(7)	Renewal of Unallocated Entitlements: The Company’s shareholders rejected renewal of unallocated entitlements under its stock option plan, by the following vote:

Votes For	Votes Against	Broker Non-Votes
4,206,208	10,868,683	8,817,276

(8)	Share Capital Amendment to Implement Stock Dividend Program: The Company’s shareholders rejected share capital amendment to implement stock dividend program, by the following vote:

Votes For	Votes Against	Broker Non-Votes
7,796,083	7,286,973	8,809,111

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

3.2	By-Law Number 1, General By-Law

99.1	News release of Equal Energy Ltd, dated May 15, 2013: Equal Energy Announces Shareholder Vote Results, Names New Chairman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2013

EQUAL ENERGY LTD.

By:	/s/ Dell Chapman
Name: Dell Chapman Title: Senior Vice President, Finance

Index to Exhibits

Exhibit No.	Description

3.2	By-Law Number 1, General By-Law

99.1	News release of Equal Energy Ltd, dated May 15, 2013: Equal Energy Announces Shareholder Vote Results, Names New Chairman